INCOME TAXES	21 Months Ended
Sep. 30, 2012
Notes
INCOME TAXES

NOTE 10 INCOME TAXES

For the nine months ended September 30, 2012 and 2011, the Company has incurred net losses and, therefore, has no tax liability. The net deferred tax asset generated by the loss carry-forward has been fully reserved. The cumulative net operating loss carry-forward is approximately $950,000 at September 30, 2012, and will begin to expire in the year 2025.

The provision for Federal income tax consists of the following at September 30:

	2012	2011
Federal income tax attributable to:
Current operations	$55,900	$30,000
Less: valuation allowance	(55,900)	(30,000)

The cumulative tax effect at the expected rate of 35% of significant items comprising our net deferred tax amount is as follows:

	2012	2011
Deferred tax asset attributable to:
Net operating loss carryover	$332,500	$290,000
Less: valuation allowance	(332,500)	(290,000)
Net deferred tax asset	$-	$-

The valuation allowance increased by $33,500 and $9,000 in the nine months September 30, 2012 and 2011, respectively.

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards for federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carry forwards may be limited as to use in future years.